Exhibit 99.1
CVB FINANCIAL CORP. 1

Safe Harbor 2 Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non- performing assets and charge-offs; ability to repurchase our securities issued to the U.S. Treasury pursuant to its Capital Purchase Program; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2009, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

CVBF Snapshot

Financial Highlights 12/31/10

➢ Total Assets:	$6.4 Billion
➢ Gross Loans:	$3.8 Billion
➢ Total Deposits (Including Repos):	$5.1 Billion
➢ Tang. Common Equity:	$580 Million

Operating Highlights

- Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974.
- Serves 42 cities with 43 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California
- Average Cost of Deposits = 0.33%
- Strong credit culture and underwriting integrity remain paramount at CVB

*Source: Q4 2010 earnings release & company filings. *non-covered loans*

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4 Significant equity ownership board of directors: approximately 16% Richard C. Thomas Executive Vice President 1 Year New Chief Financial Officer David A. Brager Executive Vice President 23 Years 8 Years Sales Division Christopher D. Myers President 25 Years 4 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 31 Years 23 Years Chief Risk Officer Chris A. Walters Executive Vice President 23 Years 3 Years CitizensTrust Banking CVBF Name Position Experience Service James F. Dowd Executive Vice President 33 Years 2 Years Chief Credit Officer David Harvey Executive Vice President 21 Years 1 Year Chief Operations Officer Experienced Leadership

Who is CVB Financial? 5

Largest Banks Headquartered in California 6 In millions Rank Name Asset Size(12/31/10) 1 Wells Fargo $1,258,128 2 Union Bank $78,675 3 Bank of the West $57,653 4 First Republic Bank $22,378 5 City National Bank $21,353 6 East West Bank $20,701 7 SVB Financial $17,528 8 Cathay Bank $10,802 9 CVB Financial Corp $6,437 10 Pacific Capital Bank* $6,295 11 Pacific Western Bank $5,529 12 Westamerica Bank $4,932 13 Farmers & Merchants of Long Beach $4,262 *As of 9/30/2010

Forbes 2010 America's Best Banks ($5 Billion ) 7 Rank Company Total Assets ($BIL) NPLS/ Loans % Reserves/NPLS% Tier 1 Ratio% 1 Bank of Hawaii 12 1.2 209 13.4 2 UMB Financial 10 .07 210 13.5 3 Commerce Bancshares 18 1.6 114 12.8 4 Prosperity Bancshares 9 0.3 537 11.9 5 SVB Financial 13 1.6 120 14.6 6 CVB Financial 7 1.6 150 15.3 7 Community Bank System 5 0.5 249 12.1 8 Central Bancompany 9 1.7 110 13.1 9 NBT Bancorp 5 1.1 165 11.2 10 International Bancshares 12 2.2 71 17.2

Bank Ratings & Awards

Bank Director Magazine (2010)

- Ranked #9 in the Nation…profitability, capital adequacy & asset quality

Forbes Magazine (2010)

- Ranked #6 in the Nation

BauerFinancial Report (2010)

- '5' Star Rating

The Findley Report

- 19 Years – Super Premier Performing Bank
- 11 Years – Premier Performing Bank

Fitch Rating

- BBB (December 2010)

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What are our Markets? 9

Existing Locations 10 43 Business Financial Centers5 Commercial Banking Centers

Deposits* 11 11 *Includes Customer Repurchase Agreements

Deposit Franchise Total Deposits Including Repos: $5.1 Billion As of 12/31/2010 12 Source: Q4 2010 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does include customer repos The average cost of deposits stands at .33%. This low cost of deposits has helped the Bank expand its net interest margin to 3.84%, compared to 3.80% for 12/31/2009 and 3.62% for 12/31/2008Strong relationship based deposit franchise, 81% of deposits are considered "core"Savings and demand deposits are showing a positive trend line, up 9% and 11% respectively, 12/31/2009 to 12/31/2010Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $542.2 Million as of 12/31/2010. Average cost 0.63% (CHART) Demand Deposits - 33.6%(w/o Repos - 37.7%) NOW, ATS and Other Transaction Accounts - 7.6% CDs < 100k - 2.3% MMA & Other Savings - 26.6% CDs > 100k - 19.2% Customer Repurchase Agreements - 10.7%

Loans as of 12/31/2010 13 13 *Prior to MTM discount

Total Non-Covered Loans 14 14 (000's) *removed Mortgage Pools, Muni Leasing and Construction Adjusted Non-Covered Loans*

Total Covered Loans 15 (000's) (CHART) Net of Discount

16 Geographic diversification, a focus on relationship banking, and a strong credit culture have allowed CVB to mitigate loan losses through this economic downturnCVB has a strong CRE banking team, lending to projects involving apartment buildings, commercial office space and industrial centersProfitable niche in dairy and agribusiness finance lending, currently 11% of total loans100% of SFR portfolio is owner occupied Source: Q4 2010 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE - 58.6% Consumer 1.7% SFR Mortgage 6.5% Municipal Lease Finance Receivables - 3.8% Auto & Equipment 0.5% Dairy , Livestock & Agribusiness 11.2% Commercial & Industrial - 13.6% Construction RE - 4.1%

(CHART) (CHART) 17 As of 12/31/2010 CRE loans totaled $2.0 billion, while construction stood at $139.0 million, or 4.2% of total loans. Construction loans totaled $265.4 million at 12/31/09Of the CRE loans on the balance sheet, 36.2% are owner-occupied$16.8 million of the construction portfolio is related to residential construction, while the remaining $122.2 million is allocated to commercial construction$64.7million of the construction portfolio is non-performing Source: Q4 2010 earnings release & company reports Orange County Other Areas Los Angeles Inland Empire Central Valley Orange County San Diego Other Areas Los Angeles Inland Empire Central Valley CRE & Construction Lending* CRE Portfolio by Region$2.0 Billion Construction Portfolio by Region$139.0 Million *Non-Covered Loans

As of 12/31/2010 non-performing assets totaled $162 million, of which $157 million and $5.3 million were from non-performing loans and OREO, respectively 18 Non-Performing Assets* *Non-Covered Loans Source: Q4 2010 earnings release & other company filings. (CHART) Largest Borrower RE Construction - Residential RE Construction - Commercial SFR Mortgage CRE C&I Dairy & Livestock Consumer OREO 0.3%

Loan Loss Allowance Non-Covered 19 (CHART)

20 CVBF's strong loan underwriting culture has limited its exposure to problem creditsContinued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA's/Loans & OREO (CHART) (CHART) Source: Q4 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion .

Profits 21

(CHART) Net Income 22 (000's) Net Income After Taxes

Adjusted Net Income After Tax (Excluding L/L Provision & Non-Recurring Items*) (Excluding L/L Provision & Non-Recurring Items*) (Excluding L/L Provision & Non-Recurring Items*) 23 *Gains (Loss) on Securities, FHLB Prepay Fees, Gain on SJB, Provision For Unfunded Commitments & Provision for Loan Losses (000's)

Net Interest Margin Net Interest Margin 24 *Normalized excludes accelerated accretion on covered loans Normalized

25 Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q4 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion.

Capital 26

Capital Ratios 27 27

(CHART) 28 Source: Q4 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments 29

Securities Portfolio

Securities Available For Sale


Yield on securities portfolio: 3.62%
CMO's / REMIC's 15.1%
Municipal Bonds 33.9%
MBS 45.1%
Government Agency & GSEs 5.9%

- Securities portfolio totaled $1.8 billion at 12/31/2010. The portfolio represents 27.8% of the Bank's total assets
- Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 98% of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.2% of the municipal bond portfolio

Source: Q4 2010 earnings release. As of 12/31/2010 securities held-to-maturity were valued at approximately $3.1 million
Yield on securities represents the fully taxable equivalent

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Investment Portfolio: $1.8 Billion --Mark to Market- (Pre-Tax) (CHART) (000's)

CVBF Assets 32 (CHART) Loans Securities Fed Balance* Other *Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit Goodwill & Intangibles

4th Quarter Events 33

Largest Borrowing Relationship Comprised of 7 loans totaling $80.8 million in total debt ('gross' balance).After taking a $34.1 million charge-off and subsequent receipt of other scheduled payments, Citizens Business Bank 'book' balance of loans totals $45.2 million (all loans are on non- accrual status).New Forbearance Agreements signed on December 21st; Borrower is in violation. 34

'OREO' Expenses (4th Quarter) 35 35 -- $6.3 million --

--OREO Sold-- Kings County: 300+/- acres 36 Original Loan Amount $18 million (44% LTV) August 2005$41 million appraisal September 2008$22.7 million appraisal May 2009$13.5 million appraisal 1st Quarter 2009Non-Performing Asset 2nd Quarter 2009Charge-off $5.44 million December 2009$12.1 million appraisal 4th Quarter 2010Property Sold$9 million 1st Quarter 2010OREO$11.1 million loan book value (92% of appraised value) 4th Quarter 2009Charge-off $1.45 million --Chronology--

300 acre property in Kings County:$9.0 million gross sales priceSold to third-party buyer (farmer) 37 --Terms of $9MM Sale-- $5 million cash at escrow close (December 2010)$1 million paydown by 1/31/11 (received)$3 million non-interest bearing note maturing December 2013 Accounting Treatment of $9MM Sale Gross Sales Price $9,000 Sales Expenses ($376) Discount on non-interest note ($339) Net Sales Proceeds $8,285 OREO Basis $11,114 Write-down of OREO $2,829 000's --OREO Sold-- Kings County: 300+/- acres

Our Growth Strategy 38

Citizens Business Bank: Our 10 Year Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 39

Target Customer 40 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth 41 (CHART) Acquisitions --Banks-- --Trust--

Four Areas of Focus for 2011 42

Four Areas of Focus for 2011 Quality Loan GrowthNon-Interest Bearing Deposit GrowthNon-Interest Income GrowthExpense Control 43

Loan Growth* Loan Growth* 44 000's *Total Loans net of SJB purchase discount

Non-Interest DDA Growth Non-Interest DDA Growth 45 000's

Non-Interest Income Growth 46 (CHART) 000's

47 Our Strategic Focus Strong Capital position Strong, disciplined credit underwriting/credit culture Drive low-cost, sustainable deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

THANK YOU!COPY OF PRESENTATION: JCSCHAAP@CBBANK.COM 48